UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 02/11/2008

International Assets Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-23554

Delaware	59-2921318
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

220 E. Central Parkway, Suite 2060, Altamonte Springs, FL 32701

(Address of Principal Executive Offices, Including Zip Code)

407-741-5300

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Item 7.01.	Regulation FD Disclosure

The following information is furnished under Item 2.02, “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. On February 11, 2008, the Company issued a news release on the subject of its operations and financial condition for the fiscal quarter ended December 31, 2007.

The Press Release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1 Press Release Dated February 11, 2008.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

International Assets Holding Corporation

Date: February 12, 2008	By:	/s/ Scott J. Branch
Scott J. Branch
President

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release